UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 2, 2022

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited

P.O. Box 698, 4th Floor, Apollo House, 87 Mary Street

George Town, Grand Cayman, KY1-1107

Cayman Islands

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On March 2, 2022, Fresh Del Monte Inc. (the “Company”) appointed Monica Vicente, 56, as the Company’s Senior Vice President and Chief Financial Officer effective April 1, 2022. In that role, Ms. Vicente will also serve as principal accounting officer. Ms. Vicente has served as Vice President, Corporate Finance since 2003 and most recently led the Company’s regional finance, global financial planning & analysis, investor relations, and global procurement functions. Ms. Vicente also led other finance functions in her 24-year tenure with the Company, including SEC reporting & controlling, tax, and treasury. Prior to joining the Company, Ms. Vicente spent 6 years at Ernst & Young in their assurance services group.

In connection with her promotion to Senior Vice President and Chief Financial Officer, the Compensation Committee has agreed to increase Ms. Vicente’s base salary to $485,000. Ms. Vicente will become eligible to participate in the Senior Executive Annual Incentive Plan with a target opportunity of 50% of her base salary, will receive, starting in 2023 concurrently with the award of equity to each of the Company’s other executive officers, time-based RSUs and performance based RSUs, in each case with a value of 25% of her base salary and a Long-Term Incentive Plan award set at 35% of her base salary.

There are no other arrangements or understandings between Ms. Vicente and any other person pursuant to which Ms. Vicente was appointed as Chief Financial Officer of the Company. There are also no family relationships between Ms. Vicente and any director or executive officer of the Company, and Ms. Vicente has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: March 3, 2022	By:	/s/ Marlene Gordon
Marlene Gordon
Senior Vice President, Chief Administrative Officer & General Counsel